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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the use of our report dated March 24, 1998, included in the Annual Report on Form 10-KSB of Environmental Safeguards, Inc. for the year ended December 31, 1997, with respect to the consolidated financial statements, as amended, included in this Form 10-KSB/Amendment No. 1.



                                                 /s/ ERNST & YOUNG LLP



Houston, Texas


June 17, 1998